CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of First Kansas Financial Corporation (the "Company") on Form 10- KSB for the year ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof, we, Larry V. Bailey, President and Chief Executive Officer, and James J. Casaert, Vice President and Treasurer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/Larry V. Bailey                                  /s/James J. Casaert
-------------------------------------               ----------------------------
Larry V. Bailey                                     James J. Casaert
President and Chief Executive Officer               Vice President and Treasurer


March 26, 2004